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                    STANDARD INDUSTRIAL LEASE - MULTI-TENANT

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


1. Parties. This Lease. dated, for reference purposes only, August 31, 1995, is made by and between The Prudential Insurance Company of America, a New Jersey Corporation (herein called "Lessor") and WAWD-EAP AUTOMOTIVE PRODUCTS, INC., a Delaware corporation (herein called "Lessee").

2. Premises, Parking and Common Areas.

   2.1 Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of Los Angeles, State of California commonly known as 3270 E. 26th Street, Vernon California 90023 and described as the portion containing 51,928 square feet of the building located on the property shown on Exhibit "A" hereto, said 51,928 square feet herein referred to as the "Premises" and cross-hatched on Exhibit "A" attached hereto including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the Industrial Center. The Premises are a portion of a building, herein referred to as the "Building". The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon, are herein referred to as the AIndustrial Center.

   2.2 Vehicle Parking. Lessee shall be entitled the number of vehicle parking spaces as set forth in Paragraph 66 unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than said number. Said Parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles". Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles".

       2.2.1 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for Such activities.

       2.2.2 If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

   2.3 Common Areas-Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the industrial Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

   2.4 Common Areas - Losses's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such Storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

   2.5 Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.


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   2.6 Common Areas - Changes. Lessor shall have the right, in Lessor's sole discretion from time to time:

   (a) To make changes to the Common Areas, including, without limitation, changes in the location size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas; (d) To add additional buildings and improvements to the Common Areas; (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the industrial Center, or any portion thereof; (f) To do and perform such other act and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

       2.6.1 Lessor shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced.

3. Term.

   3.1 Term. The term of this Lease shall be for seven (7) years and no months commencing on January 1, 1996 and ending on December 31, 2002 unless sooner terminated pursuant to any provision hereof.

   3.2 Delay In Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within Sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder, provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

   3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. Rent.

   4.1 Base Rent. Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the 1st day of each month of the term hereof, monthly payments in advance of $15,578.40, the Base Rent is subject to adjustment as provided herein. Lessee shall pay Lessor upon execution hereof $15,578.40 as Base Rent for January, 1996. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

   4.2 Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

       (a) "Lessee's Share" is defined, for purposes of this Lease, as 38.9612 percent.

       (b) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:

           (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

               (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities and fences and gates:

               (bb) Trash disposal services:

               (cc) Tenant directories:

               (dd) Fire detection systems including sprinkler system maintenance and repair:

               (ee) Security services:



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               (ff) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense."

           (ii) Any deductible portion of an insured loss concerning any of the items or matters described in this paragraph 4.2.

           (iii) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof.

           (iv) The amount of the real property tax to be paid by Lessor under paragraph 10.1 hereof:

           (v) The cost of water, gas and electricity to service the Common
Areas.

       (c) The inclusion of the improvements, facilities and services set forth in Paragraph 4.2(b)(i) of the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the industrial Center already has the same. Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

       (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $15,578.40 as security for lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportions to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 4. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. Use.

   6.1 Use. The Premises shall be used and occupied only for warehousing and distribution of new automotive parts and for no other purpose.

   6.2 Compliance with Law.

       (a) Lessor warrants to Lessee to Lessor's actual knowledge that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessee shall correct any such violation at Lessee's sole cost.



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       (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record. and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.

   6.3 Condition of Premises.

       (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee to Lessor's actual knowledge that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises other than those portions constructed by Lessee shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly at Lessor's sole cost, rectify such violation, Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was an owner or occupant of the Premises.

       (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants, easements or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present of future suitability of the Premises for the conduct of Lessee's business.

7. Maintenance, Repairs, Alterations and Common Area Services.

   7.1 Lessor's Obligations. Subject to the provisions of paragraphs 4.2 (Operating Expenses), 6 (Use), 7.2 (Lessee's Obligations), 48 (easements), and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shoppers, customers, or invitees, in which event Lessee shall repair the damage. Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and root of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof. Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or Plate glass of the Premises or to maintain or repair anything required to be maintained by Lessee under Paragraph 7.2. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee for the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor.

   7.2 Lessee's Obligations.

       (a) Subject to the provisions of paragraphs 6 (Use), 7.1 (Lessor's Obligations), and 9 (Damage or Destruction), Lessee, at Lessee's expense shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems (Lessee shall procure and maintain, at Lessee's expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premiss, or that serves only the Premises wherever situated, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and if Lessor so elects. Lessee shall reimburse Lessor, upon demand, for the cost thereof.



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   (b) If Lessee fails to perform Lessee's obligations under this paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

   (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

   7.3 Alterations and Additions. See Paragraph 49.

       (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $2,500 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building nor the Industrial Center without Lessor's prior written consent. As used in this paragraph 7.2 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution system, lighting fixtures. space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvement, additions or Utility Installations at the expiration or earlier termination of the term, and restore the Premises and the Industrial Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvement, additions or Utility Installations without the prior approval of Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.

       (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to lessor in written form, with proposed detailed plan. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

       (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than thirty (30) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to lessor a surety bond satisfactory to lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to lessor's best interest to do so.

       (d) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of lessee), which may be on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration or earlier termination of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.



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   7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8. Indemnity. See Paragraph 50.

   8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center.

   9. Damage or Destruction.

9.1 Definitions.

   (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

   (b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

   (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

   (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

   (e) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center site.

   (f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.

   (g) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

   (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

   9.2 Premises Partial Damage; Premises Building Partial Damage.

       (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which [is] an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment, tenant improvements or utility installations, as soon as reasonably possible and this Lease shall continue in full force and effect.

       (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.



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   9.3 Premises Total Destruction; Premises Building Total Destruction;
Industrial Center Buildings Total Destruction.

       (a) Subject to the provisions of paragraphs 9.4 and 9.5. if at anytime during the term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or (iii) Industrial Center Buildings Total Destruction, then Lessor may at Lessor's option either
(i) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements or Utility installations, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

   9.4 Damage Near End of Term.

       (a) Subject to paragraph 9.4(b), if at anytime during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage. Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

       (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired. Lessee shall exercise such option, if it is to be exercised at all no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and, this Lease shall continue in full force and effect provided Lessee first deposits with Lessor any shortfall in necessary funds. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

    9.5 Abatement of Rent; Lessee's Remedies.

       (a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

       (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue. Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

   9.6 Termination -- Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

   9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes.

    10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

    l0.2 Additional improvements. Lessee shall not be responsible for paying Lessee's Share of any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

    10.3 Definition of "Real Property Tax." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Industrial Center or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially of totally, any tax, fee, levy, assessment or charge herein above included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total of Lessor's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

    10.4 Joint Assessment. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets of such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

    10.5 Personal Property Taxes. (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee Shall pay at Lessor's option, either Lessee's share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

12. Assignment and Subletting. See Paragraph 52.

    12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written Consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a noncurable breach of this Lease without the need for notice to Lessee under Paragraph 13.1.

    12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate," provided that before-such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

    12.3 Terms and Conditions of Assignment. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this Paragraph 12 or this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

    12.4 Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

         (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease, provided, to however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may subject to Paragraph 52.1(e) receive collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublessee to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

         (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

         (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

         (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

         (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability.

         (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

         (g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

         (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

         (i) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

         (j) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

         (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

   12.5 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorney's and/or consultant's fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13. Default; Remedies.

    13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

         (a) The vacating or abandonment of the Premises by Lessee.

         (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

         (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph
(b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

         (d) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors: (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1 (d) is contrary to any applicable law, such provision shall be of no force or effect.

         (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

   l3.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

   13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee=s Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of Base Rent, Operating Expenses or any other sum due from Lessee shall not be received by Lessor or Lessors designee within requirement for notice to Lessee. Lessee shall pay to Lessor a late charge equal to 3% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incr by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.

14. Condemnation. If the Premises or any portion thereof or the Industrial Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the on ly area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation. Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

16. Estoppel Certificate.

    (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing
(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

    (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

    (c) If Lessor desires to finance, refinance, or sell the Property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Industrial Center, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Post-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at then maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease: provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 54 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of Premises or the Property and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. Notices. Any notice required or permitted to be given here under shall be in writing and maybe given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be, Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessors consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessors consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessors knowledge of such preceding breach at the time of acceptance of such rent.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the monthly rent shall be 150% of the rent payable in the last month of the lease term, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.


27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

30. Subordination.

    (a) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgages, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

    (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option. Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. See Paragraph 56.

32. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for paragraphs 33, 34, 59 and 60 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease and all covenants, conditions and restrictions of record. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding ownership interest in the Property.

39. Options.

    39.1 Definition. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center or other property of Lessor or the right of first offer to lease other space within the Industrial Center or other property of Lessor, (3) the right or option to purchase the Premises or the Industrial Center, or the right of first refusal to purchase the Premises or the Industrial Center, or the right of first offer to purchase the Premises or the Industrial Center, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

    39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may this Option be separated from this Lease in any manner, either by reservation or otherwise.

    39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

    39.4 Effect of Default on Options.

     (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(a) (without any necessity of Lessor to give notice of such default to Lessee), nor (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option.

     (b) The period of time within which an Option may be exercised shall not be extended, or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, nothwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured.

40. Security Measurres. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

41. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

42. Performance Under Protest. If at anytime a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. Authority. If Lessee is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of some to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessor only when fully executedj by Lessor and Lessee.

46. Addendum. Attached hereto is an addendum or addenda containing paragraphs 47 through 66 which constitute a part of this Lease.


LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

              THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

                   "LESSOR":

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

------------------------------------------------
By: Cushman & Wakefield of California, Inc.
            Its managing agent,

By:/s/ Cushman & Wakefield of California, Inc.
   ---------------------------------------------

By: ____________________________________________


Executed on ____________________________________


         ADRESS FOR NOTICES AND RENT


                 (See Addendum)
-------------------------------------------------


                   "LESSEE":

WAWD-EAP AUTOMOTIVE PRODUCTS, INC.,
a Delaware corporation


-------------------------------------------------


By: /s/ WAWD-EAP Automotive Products, Inc.
    ---------------------------------------------


By: ---------------------------------------------


Executed on October 2, 1995
            -------------------------------------


                    ADDRESS


                 (See Addendum)
-------------------------------------------------

                                   ADDENDUM TO
                            STANDARD INDUSTRIAL LEASE
                   DATED AS OF AUGUST 31, 1995 BY AND BETWEEN
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                                  AS LESSOR AND
                       WAWD-EAP AUTOMOTIVE PRODUCTS INC.,
                             A DELAWARE CORPORATION,
                                    AS LESSEE

47. Operating Expenses

    47.1 The following are Operating Expenses within the meaning of paragraph 4.2: (a) the cost of Lessor's performing the maintenance obligations described in paragraph 7.1, including replacements, (b) the cost of operating, repairing, replacing and maintaining the Building, the roof, and any other utilities or equipment, wherever situated, that are for the common use of the tenants of the Building or Industrial Center, and (c) the cost of a Commercial General Liability policy of insurance, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center, in amounts determined by Lessor, if Lessor determines to obtain such insurance.

    47.2 "Lessee's share" as set forth in paragraph 4.2(a) is Lessee's share of Operating Expenses applicable only to the Building in which the Premises are located. The percentage set forth in paragraph 4.2(a) has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of rentable space contained in the Building. It is understood and agreed that the square footage figure set forth in 4.2(a) is an approximation which Lessor and Lessee agree is reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Building.

    47.3 Lessee's Share of Operating Expenses applicable to the Industrial Center shall be reasonably determined by Lessor as the percentage created by dividing the square footage of the Premises by the total square footage of the Buildings in the Industrial Center that are involved in the item covered by the particular expense.

    47.4 Lessor and Lessee shall promptly adjust between them by appropriate cash payment any balance determined to exist with respect to Lessee's Share of Operating Expenses after the end of the calendar year in which this Lease terminates, prorating for any partial year involved.

48. Condition of Premises Upon Termination; Additional Use Provisions.

    48.1 Lessee shall maintain the Premises as provided in Paragraph 7.2 and in accordance with the requirements of any covenants or restrictions as may from time to time be applicable to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices and any damage or deterioration shall not be deemed "ordinary wear and tear" if the same could have been prevented by good maintenance practice. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Notwithstanding anything contained in the Lease to the contrary, Lessee shall make all repairs whatsoever on the Premises necessitated by the negligence, misconduct or fault of Lessee, or its agents, licensees or agents.

    48.2 If the term of this Lease, as the same may be extended or renewed, exceeds five (5) years, Lessor shall have the right to require Lessee to repaint the interior of the improvements every four (4) to six (6) years, but not more often that once every five (5) years, as reasonably necessary.

    48.3 Notwithstanding anything to the contrary in paragraph 7.2 of this Lease, upon termination of this Lease, Lessee shall leave all plumbing, heating (including space heaters), air conditioning, electrical and mechanical systems, on the Premises and in good condition and operating order, and Lessee shall upon demand pay to Lessor that portion of the cost to restore such items to good condition and operating order as may be reasonably allocable to Lessee' tenancy.

    48.4 Notwithstanding anything to the contrary contained in the Lease, the Premises shall not be used for the warehousing or distribution of hazardous or explosive products, substances or materials, or of products, substances or materials that are detrimental to the Premises, the Industrial Center or other tenants thereof.

49. Alterations and Improvements.

    49.1 Any alterations, improvements, additions, or Utility Installations made by Lessee during the term of this Lease shall be done in a good and workmanlike manner and of good and sufficient materials, and Lessee shall, within thirty
(30) days after completion of such alteration, improvements, addition or Utility Installation, provide Lessor with as-built plans and specifications for same. Notwithstanding anything contained in this Lease to the contrary, Paragraphs 49.2(a)(ii) and (iii) shall apply to non-structural alterations, improvements, additions or Utility Installations not exceeding $2,500 in cost.

    49.2 For any additions, alterations, improvements, or Utility Installations requiring Lessor's prior written consent:

         (a) Lessee shall:

             (i) Request Lessor's approval in writing at least thirty (30) days prior to proposed construction.

             (ii) Employ a California licensed architect, contractor and structural engineer in connection with the proposed construction

             (iii) Be fully responsible for the acts of Lessee's consultants, employees, contractors, subcontractors, invitees and agents, and cause them to fully comply with any applicable terms of this Lease and documents referred to by this Lease and all applicable laws, rules and regulations.

             (iv) Enter into written agreements with an architect and general contractor on standard American Institute of Architects (AIA) form or reasonable equivalent for the contract itself as well as payment schedules, change orders, etc. Copies of executed agreements will be forwarded to Lessor within five (5) days of execution.

             (v) Cause to be obtained an applicable building permit for any and all construction and modifications, and construct the additions and alterations and perform the construction work in accordance with all applicable laws, including without limitation the Americans With Disabilities Act.

         (b) Lessee's Architect Shall:

             (i) Be licensed by the State of California.

             (ii) Design and specify within the parameters of the building work letter (if any) and approved building specifications (if any) or have received specific written exceptions from Lessor.

             (iii) Secure Lessor's written approval before submitting plans to the general contractor for bidding or to governmental agencies for approval.

             (iv) Secure Lessor's written approval of any changes or alternates to the plans recommended by the general contractor or required by governmental agencies.

             (v) Submit a copy of the final application for permit and issued permit to Lessor.

             (vi) Incorporate the building standard details (if any) supplied by Lessor onto the drawings.

             (vii) Submit final plans for Lessor's written approval prior to construction.

             (viii) Be available for final inspection with Lessor at job completion

             (ix) Secure Lessor's written approval of details of any changes in specifications or finishes during construction.

             (x) Provide samples and specifications as required by Lessor

             (xi) Sign off on the as-built drawings as the Architect's certification that the improvements have, in fact, been built as per the Architect's design.

         (c) Lessee's General Contractor and/or Subcontractors Shall:

             (i) Be licensed by the State of California.

             (ii) Have substantial experience providing similar quality and quantity of improvements. Work history shall be provided to Lessor prior to being awarded contract.

             (iii) Have a bonding capacity equal to or exceeding the valuation of the job. Lessor may, at its sole option, require the job to be bonded. Notwithstanding the foregoing, so long as the party named as Lessee on the signature page of this Lease is the Lessee, Lessor agrees to waive the requirement of a bond with respect to jobs having a cost of under $50,000.

             (iv) Maintain in full force and effect, through out the duration of its performance under the contract with the Lessee, a Worker's Compensation insurance policy and a Commercial General Liability insurance policy issued by an insurer satisfactory to Lessor with liability coverage of not less than $1,000,000.00 for personal injury and $500,000.00 to cover property damage. The Commercial General Liability insurance policy shall include assumption of contractual liability. Certificates of insurance containing a thirty (30) day cancellation clause shall be furnished to Lessor prior to commencement of performance under the construction contract naming Lessor (The Prudential Insurance Company of America) and its managing agent (currently Cushman & Wakefield of California, Inc.) as additional insureds.

             (v) Provide a construction schedule to Lessor prior to commencement of work and weekly written progress reports.

             (vi) Warrant the General Contractor's work and that of the General Contractor's subcontractors, for a minimum of one (1) year.

             (vii) Provide Lessor with as-built drawings of all improvements.

         (d) All approvals by Lessor, as herein provided for, shall not be unreasonably withheld. All requests to be submitted to Lessor shall be submitted through Lessor's managing agent.

50. Insurance; Indemnity.

    50.1 Lessee hereby agrees to indemnify, defend and hold harmless Lessor, its successors, assigns, subsidiaries, directors, officers, agents and employees from and against any and all damage, loss, liability or expense including, but not limited to, attorney's fees and legal costs suffered by same directly or by reason of any claim, suit or judgement brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death resulting anytime therefrom, and property damage sustained by such person or persons which arises out of, is occasioned by or in any way attributable to the use or occupancy of the Premises by the Lessee, the acts or omission of the Lessee, its agents, employees or any other contractors brought onto said Premises by the Lessee, or any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, except to the extent caused by the gross negligence or wilful misconduct of Lessor, its employees, and agents. If any action or proceeding is brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor (which as to any action or proceeding of which Lessee does not have notice, shall be given within a reasonable time after Lessor has actual knowledge of the action or proceeding), shall defend same at Lessee's expense by counsel satisfactory to Lessor. Lessor's notice under the preceding sentence shall in any event be deemed reasonable if Lessee's defense of Lessor is not materially affected by any delay in Lessor's giving that notice. Such loss or damage shall include, but not be limited to, any injury or damage to Lessor's personnel (including death resulting anytime there from) on the Premises. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building or industrial park in which the Premises are located. Lessee agrees that the obligations assumed herein shall survive the termination of this Lease.

    50.2 Lessee hereby agrees to maintain in full force and effect at all times during the term of this Lease, at Lessee's own expense, for the protection of Lessee, Lessor and Lessor's property manager, as their interest may appear, policies of insurance issued by a responsible carrier or carriers to Lessor which afford the following coverages:

         (a) Worker's Compensation              Statutory

             Employer's Liability               Not less than $100,000.00

             Commercial General
             Liability                          Not less than
                                                $2,000,000.00 per
                                                occurrence, $4,000,000
                                                product and completed
                                                operations aggregate, and
                                                $4,000,000 general aggregate

    (b) All risk coverage against loss, theft or damage with vandalism and malicious mischief endorsements to cover Lessee's personal property, fixtures, equipment, tenant improvements, alterations and Utility Installations in, on or about the Premises in an amount of at least one hundred (100%) of their full replacement value, with a deductible not to exceed $10,000 per occurrence. The proceeds from any such policy shall be used by Lessee for the replacement of personal property or the restoration of Lessee's improvements, alterations, or Utility Installations unless the tenant improvements or alterations have become part of the Premises under the terms of this Lease.

         The limits of said insurance in this Paragraph 50.2(a) shall not however, limit the liability of Lessee hereunder.

    50.3 Lessor shall obtain and keep in force the following insurance coverage:

                  (a) All risk property insurance, insuring the building of which the Premises are a part, with earth quake, flood and agreed amount endorsement. Lessor shall not be obligated to insure, and shall not assume any liability or risk of loss for, any of Lessee's furniture, equipment, machinery, goods, supplies, Utility Installations, improvements, or alterations upon the Premises.

                  (b) Rent insurance covering those risks referred to in Paragraph 50.2(b) in an amount equal to all that is called for under Paragraph 4 of this Lease (Rent and any additional rents payable under this Lease including tax and insurance costs), as the same may be increased pursuant to the terms of this Lease, for a period of at least twelve (12) months commencing with the date of loss.

                  (c) Boiler and machinery insurance in an amount satisfactory to Lessor.

    50.4 The Lessee shall deliver to Lessor prior to taking possession of the Premises, and thereafter at least thirty (30) days prior to expiration of such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least A-XII as set forth in the most current issue of "Best's Insurance Guide". Such Certificates with the exception of Worker's Compensation, shall name Lessor, its subsidiaries, directors, agents and employees, and its property manager as additional insureds and shall expressly provide that the interest of same herein shall not be affected by a breach by Lessee of any insurance policy provision for which such Certificates evidence coverage. Further, all Certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given to Lessor in the event of material alteration to or cancellation of the coverage evidenced by such Certificates.

    50.5 Lessor may secure and maintain, at Lessee's expense, increased amounts of insurance and other insurance coverage in such limits, as Lessor may require in its reasonable judgment to afford Lessor adequate protection consistent: with the practices of other institutional owners of comparable properties.

    50.6 Lessor makes no representation that the limits of liability specified to be carried by Lessee under the term of this Lease are adequate to protect Lessee against Lessee's undertaking under this Paragraph 50 and in the event Lessee believes that any such insurance coverage called for under this Lease is insufficient, Lessee shall provide, at its own expense, such additional insurance as Lessee deems adequate

    50.7 Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claims, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the building of which the Premises are a part, personal property (building contents) within the building on the Premises, any furniture, equipment, machinery, goods or supplies not covered by this Lease which Lessee may bring or obtain upon the Premises or any additional improvements which Lessee may construct on the Premises, by reason of fire, the elements or any other cause which could be insured against under the terms of all risk property insurance policies, regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Because this Paragraph will preclude the assignment of any claim mentioned in it by way of subrogation (or otherwise) to an insurance company (or any other person) each party to this Lease agrees immediately to give to each insurance company, written notice of the terms of the mutual waivers contained in this Paragraph, and to have the insurance policies properly endorsed if necessary to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this Paragraph. Lessee also waives and releases Lessor, its agents, officers and employees of and from any and all rights of recovery, claim, action or cause of action for any loss or damage insured against under any other policies of insurance carried by Lessee.

    50.8 Payment of Premium Increase

         (a) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in the property insurance premium for the Industrial Center specified by Lessor's insurance carrier as being caused by the use, acts or omissions of any other lessee of the Industrial

Center, or by the nature of such other lessee's occupancy which create an extraordinary or unusual risk.

         (b) Lessee, however, shall pay the entity of any increase in the property insurance premium for the Industrial Center over what is was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

    50.9 In the event that Lessor shall be obligated to repair or restore the Premises pursuant to Paragraph 9 of this Lease and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, the right of Lessee to terminate this Lease pursuant to Paragraph 9.2(b) of this Lease shall be the sole right and remedy of Lessee against Lessor, and Lessor shall have no other liability to Lessee, for damages, specific performance or otherwise, in connection with any such failure.

    50.10 Self Insurance. Lessee may self-insure the requirement for the insurance set forth in Paragraph 50.2(b); provided that such self-insurance shall be treated as if Lessee actually carried a policy of such required insurance. For example, the waiver of subrogation provisions set forth in Paragraph 50.7 shall apply to such self-insurance.

51. Easements and Restrictions of Record.

    51.1 Lessee accepts the Premises and Industrial Center subject to the easements and covenants or restrictions of record.

    51.2 Lessor and Lessee agree to cooperate and use their best efforts to participate in traffic management programs generally applicable to businesses located in the area which includes the Industrial Center and, initially, shall encourage and support van and car pooling by Lessee's employees to the fullest extent permitted by the requirements of lessee's business. Neither this Paragraph nor any other provision in this Lease, however, is intended to or shall create any rights or benefits in any other person, firm, company, governmental entity or the public.

52. Additional Provisions Regarding Assignment and Subletting.

    52.1 If at any time or from time to time during the term of this Lease, Lessee desires to assign or sublet all or any part of Lessee's interest in this Lease or in the Premises, Lessee shall give prior written notice to Lessor setting forth the terms of the proposed assignment or subletting and the space so proposed to be assigned or sublet. Lessor shall have the option, exercisable by notice given to Lessee within twenty (20) days after Lessee's notice is given, either to sublet from Lessee such space at the rental and other terms set: forth in Lessee's notice, or if the proposed subletting is for the entire Premises for the balance of the term of the Lease, to terminate this Lease. If Lessor does not exercise such option, Lessee shall be free to assign or sublet such space to any third party. Such assignment or sublease shall be subject to, without limitation, all the conditions in Paragraph 12 and the following conditions:

                  (a) The assignment or sublease shall be on the terms set forth in the notice given to Lessor. Any subsequent changes or modifications will require Lessor's prior written consent.

                  (b) Lessee acknowledges that Lessor's agreement to lease these Premises to Lessee at the rent and terms stated herein is made in material reliance upon Lessor's evaluation of this particular Lessee's background, experience and ability, as well as the nature of the use of the Premises by this Lessee as set forth in Paragraph 6. In the event that Lessee shall request Lessor's written consent to assign or sublease the Premises as required in Paragraphs 52.1 and 12.1 hereof, then each such request for consent shall be accompanied by the following:

                      (i) Financial statements of the proposed assignee or sublessee,

                      (ii) A statement of the specific uses for which the Premises will be utilized by the proposed assignee or sublessee; and

                      (iii) Preliminary plans prepared by an architect or civil engineer for all alterations to the Premises that are contemplated to be made by Lessee, the proposed assignee or sublessee.

                  (c) No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises assigned or subleased until an executed counter part of such assignment or sublease has been delivered to Lessor.

                  (d) No sublessee or assignee shall have a right further to sublet or assign.

                  (e) 100% (after deduction of reasonable real estate brokerage commission paid by Lessee) of any sums or other economic consideration received by Lessee as a result of such assignment or subletting (except rental or other payments received which are attributable to amortization of the cost of leasehold improvements other than building standard tenant improvements made to the assigned or sublet portion of the Premises by Lessor) whether denominated rentals under the assignment or sublease or otherwise which exceed, in the aggregate, the total sums which Lessee is obligated to pay Lessor under this Lease (prorated to reflect obligations allocable to that portion of the Premises subject to such assignment or sublease) shall be payable to Lessor as additional rental under this Lease without affecting or reducing any other obligation of Lessee hereunder. In the event of subletting of only a portion of the Premises, in calculating whether the rent received by Lessee exceeds the rent payable under this Lease, the rent payable under the Lease shall be prorated according to the square footage involved in order to reflect the rent applicable to the space sublet.

52.2 Lessees Other Than Individuals.

     (a) If Lessee is a partnership, a transfer of any interest of a general partner, a withdrawal of any general partner from the partnership, or the dissolution of the partnership, shall be deemed to be an assignment of this Lease.

     (b) If Lessee is a corporation, unless Lessee is a public corporation whose stock is regularly traded on a national stock exchange, or is regularly traded in the over-the-counter market and quoted on NASDAQ, any sale or other transfer of a percentage of capital stock of Lessee which results in a change of controlling persons, or the sale or other transfer of substantially all of the assets of Lessee, shall be deemed to be an assignment of this Lease

    52.3 Attorney's Fees. Notwithstanding anything to the contrary in Paragraph 12.5, the parties agree that a payment of $750.00 is a reasonable fee for Lessor's review of Lessee's request to assign or sublet.

53. Remedies.

     The following is inserted as Paragraph 13.2 of the Lease in lieu of the provision contained in the Printed form:

         13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf including but not limited to the obtaining of reasonably required bonds, insurance policies, or govern mental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. In the event of a breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such breach, Lessor may:

                  (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided, (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided,; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth of the time of award of the amount referred to in provisions (i) and (ii) of the prior sentence shall be calculated based on an interest rate equal to the highest rate permitted by applicable law. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the default within the greater of the two such grace periods shall constitute both an unlawful detainer and breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                  (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12, 36 and 52 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

                  (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate allowed by law.

                  (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

54. Broker's Commissions.

         Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than those persons, if any, whose names are set forth at the end of this paragraph 54) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation, commission or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party. Named brokers:

                  Lessor's Broker: None

                  Lessee's Broker: None

55. Notices.

         Any notice given pursuant to this Lease shall be personally delivered, delivered by Federal Express or comparable overnight courier, providing written evidence of delivery, or delivered by U.S. registered or certified mail, return receipt requested, postage prepaid and sent to Lessor and Lessee at the following addresses:

LESSOR:

               The Prudential Realty Group
               2029 Century Park East
               Suite 3700
               Los Angeles, California 90067
               Attn:  Regional Counsel

         With a copy by the same method to:

               Cushman & Wakefield of California, Inc.
               555 South Flower Street, Suite 4200
               Los Angeles, California 90017-2413
               Attn: Mark Harryman

LESSEE:

               WAWD-EAP Automotive Products, Inc.
               3270 East 26th Street
               Vernon, California 90023

         With a copy by the same method to:

               Echlin Inc.
               100 Double Beach Road
               Branford, CT  06405
               Attn:  Corporate Secretary

or such other address as either party may from time to time designate as its notice address by notifying the other party thereof. Notice so sent shall be deemed given (a) when personally delivered, or (b) on the first business day following deposit with Federal Express or a comparable overnight courier service providing written evidence of delivery, or (c) five business days following deposit in the United States mail, if notice is sent by registered or certified mail, return receipt requested, postage prepaid.

56. Attorneys Fees.

         56.1 If either party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the prevailing party in any such proceeding, action, or appeal thereon, shall be entitled to his reasonable attorney's fees and such fees as may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgement. The term, "prevailing party" shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default, or who defends such action, and substantially obtains or defeats the relief sought, whether by compromise, settlement, judgment, or abandonment of the claim or defense by the other party.

         56.2 The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred in good faith.

         56.3 Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default. Lessor and Lessee agree that $350.00 is a reasonable sum per occurrence for legal services and costs per preparation and service of a notice of default and that Lessor may include $350.O0 as additional rent due in each such notice of default as an amount that must be paid to cure said default.

57. Cashiers Checks.

         57.1 In the event that any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn on two or more occasions, then Lessor, at its option may require all future payments to be made by Lessee under this Lease to be made by Cashier's Checks.

         57.2 Any payment made by Lessee pursuant to a written notice to pay or be deemed in default under this Lease shall be made by Cashier's Check.

58. Amendments to Lease.

         58.1 At such times as a rental adjustment is made to this Lease by virtue of any provision of this Lease, the parties shall execute a written amendment to this Lease to reflect said change.

         58.2 Lessee agrees to make any non-monetary modifications to this Lease that may be required by an institutional mortgagee of Lessor.

59.  Storage Tanks.

         59.1 Notwithstanding anything to the contrary in Paragraph 7.3 hereof, Lessee shall not install storage tanks of any size or shape in the Premises, above or below ground, with out the consent of the Lessor which can be withheld in Lessor's sole discretion. If Lessor elects to grant its consent, Lessor shall have the right to condition its consent upon Lessee agreeing to give to Lessor such assurances that Lessor, in its sole discretion, deems necessary to protect itself against potential problems concerning the installation, use, removal and contamination of the Premises as a result of, the installation and/or use of such tank, including but not limited to the installation of a concrete encasement for said tank. Lessee shall comply at its expense with all applicable permit and/or registration requirements and repair any damage caused by the installation, maintenance or removal of such tank. Upon termination of the Lease, Lessee shall, at its sole cost and expense, remove any tank from the Premises, remove and replace any contaminated soil or materials (and compact or treat the same as then required by law) and repair any damage or change to the Premises caused by said installation and/or removal. Nothing contained herein shall be construed to diminish or reduce Lessee's obligations under Paragraph 60.

     59.2 Lessor shall have the right to employ experts and/or consultants, at Lessee's expense, to advise Lessor with respect to the installation, operation, monitoring, maintenance and removal and restoration of any such tank.

60.  Hazardous Materials.

     60.1 Lessee's Covenants Regarding Hazardous Materials.

          (a) Lessor's Prior Consent. Notwithstanding anything contained in this Lease to the contrary, Lessee has not caused or permitted, and shall not cause or permit any "Hazardous Materials" (as defined in subparagraph (b) below) to be brought upon, kept, stored, discharged, released or used in, under or about the Premises by Lessee, its agents, employees, contractors, subcontractors, licensees or invitees, unless (1) such Hazardous Materials are reasonably necessary to Lessee's business and will be handled, used, kept, stored and disposed of in a manner which complies with all "Hazardous Materials Laws" (as defined in subparagraph (b) below); (2) Lessee will comply with such other rules or requirements as Lessor may from time to time impose, including without limitation that (i) such materials are in small quantities, properly labeled and contained, (ii) such materials are handled and disposed of in accordance with the highest accepted industry standards for safety, storage, use and disposal,
(iii) such materials are for use in the ordinary course of business (i.e., as with office or cleaning supplies), (3) notice of and a copy of the current material safety data sheet is provided to Lessor for each such Hazardous Material, and (4) Lessor shall have granted its prior written consent to the use of such Hazardous Materials. Lessee hereby consents to the handling and storage by Lessee of asbestos containing brake friction parts and of the Hazardous Materials described in Schedule 1 hereto, subject to Lessee's compliance with the terms and conditions of this Lease.

          (b) Compliance with Hazardous Materials Laws. As used herein, the term "Hazardous Materials" means any (1) oil, petroleum, petroleum products, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants which (i) pose a hazard to the Premises or to persons on or about the Premises or (ii) cause the Premises to be in violation of any Hazardous Materials Laws (as hereinafter defined): (2) asbestos in any form, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls, or radon gas; (3) chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.; the Resources Conservation Recovery Act, 42 U.S.C. Section 6901, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Section 1801, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251, et seq.; Sections 25115,
25117, 25122.7, 25140, 25249.8 25281, 25316 and 25501 of the California Health
and Safety Code; and Article 9 or Article 11 of Title 22 of the California Code of Regulations, Division 4, Chapter 20; (4) other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the Premises or the owners and/or occupants of property adjacent to or surrounding the Premises, or any other Person coming upon the Premises or adjacent property; and (5) other chemical, materials or substance which may or could pose a hazard to the environment. As used here the term "Hazardous Materials Laws" means any federal, state or local laws, ordinances, regulations or policies relating to the environment, health and safety, and Hazardous Materials (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof) or to industrial hygiene or the environmental conditions on, under or about the Premises, including, without limitation, soil, groundwater and indoor and ambient air conditions. Lessee shall at all times and in all respects comply with all Hazardous Materials Laws.

          (c) Hazardous Materials Removal. Upon expiration or earlier termination of this Lease, Lessee shall, at Lessee's sole cost and expense, cause all Hazardous Materials brought on the Premises with Lessor's consent to be removed from the Premises in compliance with all applicable Hazardous Materials Laws. If Lessee or its employees, agents, or contractors violates the provisions of the foregoing two paragraphs, or if Lessee's acts, negligence, or business operations contaminate, or expand the scope of contamination of, the Leased Premises from such Hazardous Materials, then

Lessee shall promptly, at Lessee's expense, take all investigatory and/or remedial action (collectively, the "Remediation") that is necessary in order to clean up, remove and dispose of such Hazardous Materials causing the violation on the Leased Premises or the underlying groundwater or the properties adjacent to the Leased Premises to the extent such contamination was caused by Lessee, in compliance with all applicable Hazardous Materials Laws. Lessee shall further repair any damage to the Leased Premises caused by the Hazardous Materials contamination. Lessee shall provide prior written notice to Lessor of such Remediation, and Lessee shall commence such Remediation no later than thirty
(30) days after such notice to Lessor and diligently and continuously complete such Remediation. Such written notice shall also include Lessee's method, time and procedure for such Remediation and Lessor shall have the right to require reasonable changes in such method, time or procedure of the Remediation. Lessee shall not take any Remediation in response to the presence of any Hazardous Materials in or about the Premises or enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises, without first notifying Lessor of Lessee's intention to do so and affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's interests with respect thereto.

          (d) Notices. Lessee shall immediately notify Lessor in writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action threatened, instituted, or completed pursuant to any Hazardous Materials Laws with respect to the Premises; (ii) any claim, demand, or complaint made or threatened by any person against Lessee or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials; and (iii) any reports made to any governmental authority arising out of any Hazardous Materials on or removed from the Premises. Lessor shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Premises initiated in connection with any Hazardous Materials Laws

         60.2 Indemnification of Lessor. Lessee shall indemnify, protect, defend and forever hold Lessor harmless from any and all damages, losses, expenses, liabilities, obligations and costs arising out of any failure of Lessee to observe the foregoing covenants.

61. Lessor's Default.

         Any damages or judgments arising out of Lessor's default of its obligations under this Lease shall be satisfied only out of Lessor's interest and estate in the Premises, and Lessor shall have no personal liability beyond such interest and estate with respect to such damages or judgments.

62. Rent Escalations - Initial Term.

          (a) On the first day of each of the 31st and 61st months of the term of this Lease, the monthly Base Rent payable under Paragraph 4 of the attached Lease shall be adjusted by the increase, if any, from the date this Lease commenced, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for Urban Wage Earners and Clerical Workers, Los Angeles Anaheim-Riverside, California (1982-84=100), "All Items", herein referred to as "C.P.I.".

          (b) The monthly Base Rent payable in accordance with Paragraph (a) above shall be calculated as follows: the Base Rent payable as set forth in Paragraph 4 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences. The sum so calculated shall constitute the new monthly Base Rent hereunder, subject to Subparagraph (e), below.

          (c) Pending receipt of the required C.P.I. and determination of the actual adjustment, Lessee shall pay an estimated adjusted rental, as reasonably determined by Lessor by reference to the then available C.P.I. information. Upon notification of the actual adjustment after publication of the required C.P.I., any overpayment shall be credited against the next installment of rent due, and any underpayment shall be immediately due and payable by Lessee. Lessor's failure to request payment of an estimated or actual rent adjustment shall not constitute a waiver of the right to any adjustment provided for in the Lease or this Paragraph 62.

          (d) In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the Arbitrators shall be binding upon the parties. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

          (e) The adjustment(s) required by this Rent Escalation Paragraph shall be subject to the following additional agreements:

              (i) The increase under Subparagraph (b), above, shall be subject to the following minimum and maximum percentage increases per year involved in the adjustment period, on a cumulative and compounded basis:

              Minimum yearly percentage increase: 3%

              Maximum yearly percentage increase: 6%

          The "adjustment period" is defined as the period commencing with the month designated in SubParagraph (b) as the reference for determining the "denominator", and ending with the month preceding the month designated therein as the reference for determining the "numerator". Should the adjustment period include a partial year, the minimum and maximum percentages shall be prorated for that partial year by multiplying them by a fraction, the numerator of which shall be the number of full calendar months or major portion thereof contained in said partial year, and the denominator of which is twelve (12).

              (ii) The new monthly Base Rent shall in no event be less than the rent in effect immediately preceding the rent adjustment.

63. Modification Improvements. Lessor shall construct and perform on the Premises the following improvements and work (the "Modification Improvements") in accordance with plans acceptable to Lessor:

         63.1 Additional general office space as shown on Exhibit B hereto to cause the total office space to be approximately 2,400 square feet.

         63.2 An ADA approved lift.

         63.3 New demising wall as necessary to demise the Premises.

         63.4 Demolish existing demising wall within Premises.

A portion of the Premises is currently occupied by an existing tenant (the "Existing Tenant"). If Lessor has not substantially completed the Modification Improvements by a date (the "Outside Date") that is the later of (a) February 1, 1996, or (b) 60 days after the date upon which the Existing Tenant vacates its portion of the Premises, then rent under Lessee's existing lease (the "Old Lease") in the Building shall be reduced to equal the rent that would be payable under this Lease as if this Lease had commenced on the Outside Date. The Outside Date shall be extended by one day for each day that Lessor's completion of the Modification Improvements is delayed by the acts or omissions of Lessee.

64. Recovery of Concessions upon early Termination. In the event that Lessee's right of possession of the Premises is terminated prior to the end of the initial term by reason of default, legal process, abandonment, or any other reason other than mutual agreement of the parties, then immediately upon such termination, an amount shall be due and payable by Lessee to Lessor equal to the unamortized portion as of that date (which amortization shall exclude any Option Terms and shall be based on an interest rate of twelve percent (12%) per annum) of the sum of (i) the cost of the Modification Improvements incurred by Lessor as of that date by Lessor, and (ii) the amount of all commissions paid by Lessor in order to procure this Lease.

65. Rail Spur. Lessor makes no representation or warranty to Lessee with respect to the condition, fitness or suitability for Lessee's use of the rail spur adjacent to the Premises. Lessee shall be solely responsible for all costs and expenses incurred in connection with the use, maintenance, repair and operation of the rail spur.

66. Number of Parking Spaces. Lessees shall have a pro rata share, based upon building area, of the parking spaces in the Industrial Center.

                                "LESSOR":

                                THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                By: Cushman & Wakefield of California, Inc.
                                    its managing agent,

                                  By: /s/Cushman & Wakefield of California, Inc.
                                      ------------------------------------------

                                      ------------------------------------------
                                      [Printed Name and Title]

                                "LESSEE":

                                WAWD-EAP AUTOMOTIVE PRODUCTS, INC.,
                                a Delaware corporation

                                By:/s/ Fred M. Shaw
                                   ---------------------------------------------


                                   Fred M. Shaw, Vice President/GM
                                   ---------------------------------------------
                                   [Printed Name and Title]